Exhibit 10.12
Private Placement Purchase and Escrow Agreement

As of ______________, 2008

To the Board of Directors of
New Asia Partners China I Corporation:

Ladies and Gentlemen:

The undersigned hereby subscribes for and agrees to purchase [___________] Warrants (“Insider Warrants”), at $1.00 per Insider Warrant, of New Asia Partners China I Corporation (the “Corporation”) for a purchase price of $[___________] (“Purchase Price”). The purchase and issuance of the Insider Warrants shall occur simultaneously with the consummation of the Corporation's initial public offering of securities (“IPO”) which is being underwritten by Ladenburg Thalmann & Co. Inc. (“Ladenburg”) and Morgan Joseph & Co. Inc. (“Morgan Joseph”). The Insider Warrants will be sold to the undersigned on a private placement basis and not as part of the IPO. Except as set forth herein, the Insider Warrants shall be identical to the warrants included in the units issued in the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Continental Stock Transfer & Trust Company (“Escrow Agent”) to hold in an account until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, Escrow Agent shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation's public stockholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Escrow Agent. In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to Escrow Agent, then upon receipt of a written instruction signed by the Corporation, Ladenburg and Morgan Joseph, Escrow Agent shall return the Purchase Price to the undersigned.

The undersigned represents and warrants that it has been advised that the Insider Warrants have not been registered under the Securities Act; that it is acquiring the Insider Warrants for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Insider Warrants in violation of the securities laws of the United States; that it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

Moreover, the undersigned agrees that it shall not sell or transfer the Insider Warrants or any underlying securities until 30 days after the date on which the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (as more fully described in the Registration Statement) (“Business Combination”), except (i) if the undersigned is an entity, to such entity’s members or owners in proportion to their membership interest or upon its liquidation, (ii) if the undersigned is an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is the undersigned or a member of his or her immediate family, (iii) by virtue of the laws of descent and distribution upon death of the undersigned, (iv) pursuant to a qualified domestic relations order or (v) in the case of Ladenburg and Morgan Joseph, to their respective officers, partners, employees or other affiliates; provided, however, that such transfers may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this agreement and of the Insider Letter signed by the undersigned, and the undersigned acknowledges that the certificates for such Insider Warrants shall contain a legend indicating such restriction on transferability.

The Company hereby acknowledges and agrees that so long as the Insider Warrants are held by the undersigned or his affiliates, (i) the Insider Warrants will not be redeemable by the Company and (ii) the Insider Warrants may be exercised on a cashless basis by surrendering such Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “Fair Market Value” (defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the five trading days ending on the trading day prior to the date on which the Insider Warrants are exercised.

Each of Ladenburg and Morgan Joseph hereby represents and warrants severally and not jointly to Escrow Agent that reasonable controls have been established and required due diligence performed to comply with “Know Your Customer” regulations, USA Patriot Act, Office of Foreign Asset Control (OFAC) regulations and the Bank Secrecy Act.

The Corporation, Ladenburg and Morgan Joseph jointly and severally agree to indemnify Escrow Agent and its officers, directors, employees, agents and shareholders (collectively referred to as the “Indemnitees”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Indemnitees.

—Signature Page Follows—

The terms of this agreement and the restriction on transfers with respect to the Insider Warrants may not be modified without the prior written consent of Ladenburg and Morgan Joseph.

Very truly yours,

[__________________]

By:	[_________________]
Name:
Title:

Agreed to:

NEW ASIA PARTNERS CHINA I CORPORATION

By:
Name:
Title:

CONTINENTAL TRANSFER & TRUST CO.,
ESCROW AGENT

By:
Name:
Title:

LADENBURG THALMANN & CO. INC.

By:
Name:
Title:

MORGAN JOSEPH & CO. INC.

By:
Name:
Title: